AMERITAS LIFE INSURANCE CORP.
                                  ("AMERITAS")

                      AMERITAS VARIABLE SEPARATE ACCOUNT V,
                     AMERITAS VARIABLE SEPARATE ACCOUNT VL,
                     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                                       and
                      AMERITAS VARIABLE SEPARATE ACCOUNT VA
                              ("Separate Accounts")

                                  Supplement to
      Overture Life SPVUL, UniVar, VIVA, Allocator 2000, Executive Select, Regent 2000, Overture Annuity, Allocator 2000 Annuity, and Designer Annuity
                         Prospectuses Dated May 1, 2007

                          Supplement Dated May 1, 2009

This supplement amends certain disclosure contained in the above-referenced prospectuses for the policies with the same names. Please keep this supplement together with your prospectus for future reference.

1. The following is inserted at the end of the "Separate Account Value" section of your prospectus (for those prospectuses that include the first two sentences below, the following replaces the last paragraph of the "Separate Account Value" section):

         An investment in money market funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share. Notwithstanding the preceding statements, Owners will be guaranteed to receive $1.00 net asset value for amounts they had invested in the money market account as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program is currently set to expire on September 18, 2009.

2. To clarify our current administrative procedures, the section on "Adding, Deleting, or Substituting Variable Investment Options" is deleted and replaced with the following:

         We do not control the Subaccounts' underlying portfolios, so we cannot guarantee that any of the portfolios will always be available. We retain the right to change the investments of the Separate Account, and to eliminate the shares of any Subaccount's underlying portfolio and substitute shares of another series fund portfolio, if the shares of the underlying portfolio are no longer available for investment or if, in our judgment, investment in the portfolio would be inappropriate in view of the purposes of the Separate Account. We may add new Separate Account underlying portfolios, or eliminate existing underlying portfolios, when, in our sole discretion, conditions warrant a change. In all of these situations, we will receive any necessary SEC and state approval before making any such change. Our Separate Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Separate Account to other accounts. Where permitted by applicable law, we reserve the right to remove, combine or add Subaccounts. Subaccounts may be closed to new or subsequent premium payments, transfers or premium allocations. We will receive any necessary SEC and state approval before making any of these changes. We will notify you of any changes to the variable investment options.

3. The third bullet of the "Transfers" section "Transfer Rules" is replaced with the following:

     o The transferred amount must be at least $250, or the entire Subaccount or Fixed Account value if it is less. (If the value remaining after a transfer will be less than $250 in a Subaccount or $100 in the Fixed Account, we will include that amount as part of the transfer.)

          - If the Dollar Cost Averaging systematic transfer program is used, then the minimum transfer amount out of a Subaccount or the Fixed Account is the lesser of $250 or the balance in the Subaccount or Fixed Account. Under this program, the maximum amount that may be transferred from the Fixed Account each month is 1/36th of the value of the Fixed Account at the time the Dollar Cost Averaging program is established. While a Dollar Cost Averaging program is in effect, elective transfers out of the Fixed Account are prohibited.
          - The Portfolio Rebalancing and Earnings Sweep systematic transfer programs have no minimum transfer limits.

4. The Overture Annuity, page 5, "Separate Account Annual Expenses" are revised as follows to clarify that the Administrative Expense Fee is deducted on an annual basis.

------------------------------------------------------------------------------- ----------------- ----------------
                                                                                  GUARANTEED
SEPARATE ACCOUNT ANNUAL EXPENSES                                                    MAXIMUM         CURRENT FEES
                                                                                     FEES
------------------------------------------------------------------------------- ----------------- ----------------
        MORTALITY & EXPENSE RISK CHARGE                                              1.25%             1.25%
    (deducted daily from assets allocated to the Separate Account to equal the annual % shown )
------------------------------------------------------------------------------- ----------------- ----------------
        ADMINISTRATIVE EXPENSE FEE
    (deducted annually from assets allocated to the Separate Account to equal        0.20%             0.20%
    the % shown )
------------------------------------------------------------------------------- ----------------- ----------------

5. Ameritas intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 (the "1934 Act") to the extent the requirement to file reports under the 1934 Act is determined to be applicable to depositors of variable insurance products.

6. Please see the fund prospectuses for more information about subaccount underlying portfolios, including portfolio operating expenses for the year ended December 31, 2008.

All other provisions of your prospectus remain as stated in your Policy and prospectus as previously amended.

   Please retain this Supplement with the current prospectus for your variable
                 Policy issued by Ameritas Life Insurance Corp.
                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-745-1112.